UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 15, 2017

NuZee, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-176684	38-3849791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2865 Scott Street, Suite 101
Vista, California 92081

 (Address of principal executive offices, including zip code)

  (858) 549-6893 or toll-free 855-936-8933

 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Copies to:
Karen A. Batcher, Esq.
Teeple Hall, LLP
9255 Towne Centre Drive, Suite 500
San Diego, CA  92121
Tel.  858.622.7878
Fax.  858.622.0411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02       UNREGISTERED SALES OF EQUITY SECURITIES
On January 15, 2017, we completed a private offering of 630,500 shares of our Common Stock at a price of $1.00 per share to 26 separate investors, for a total of $630,500.
All investors were non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended) who purchased in transactions outside of the United States.  In issuing shares to those investors we relied on the exemptions from the registration requirements provided for in Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended.
Funds received through this offering will be used for general operations of our Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUZEE, INC.

Date:        January 19, 2017

By:	/s/ Masa Higashida
Masa Higashida, President